Supplement dated February 17, 2015 to the

PNC Balanced Allocation Fund Class A and Class C Shares Summary

Prospectus dated September 29, 2014

This Supplement provides new and additional information relating to the above-mentioned summary prospectus and should be read in conjunction with such summary prospectus.

Important Notice Regarding Change in Portfolio Managers

Effective immediately, the “Management of the Fund” for the PNC Balanced Allocation Fund the “Portfolio Managers” section is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Years as Member of Fund’s Portfolio Management Team	Title
Sean T. Rhoderick, CFA	Less than 1*	Managing Director and Chief Investment Officer of Taxable Fixed Income
Douglas J. Roman, CFA, CMT	5	Managing Director
Martin C. Schulz, J.D.	16	Managing Director
James E. Mineman	Less than 1**	Co-Lead Portfolio Manager
Peter A. Roy, CFA	Less than 1**	Co-Lead Portfolio Manager
Mark W. Batty, CFA	1	Senior Portfolio Manager

*Effective on February 17, 2015, Sean T. Rhoderick, CFA became Managing Director and Chief Investment Officer of Taxable Fixed Income.

**James E. Mineman and Peter A. Roy, CFA have each served as a co-lead portfolio manager for the small cap portion of the Fund, since October 31, 2014.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUM-EQBALA-0215